LETTER OF UNDERSTANDING

FOR VALUE RECEIVED, the undersigned, BROADCAST INTERNATIONAL, INC

(“the Corporation or BI”), hereby agrees to pay the principal sum of ONE MILLION

DOLLARS, ($1,000,000) in lawful money of the United States of America on or before

October 30, 2006 unless this agreement is replaced as contemplated below.

This agreement is to be replaced by a formal CONVERTIBLE NOTE SECURITY

Agreement, terms to include;

1.

Convertible into BI’s common stock at $1.50

2.

Term of the note two year

3.

5% annual interest rate payable in common stock

4.

Semi Annual Payments

5.

BI shall grant to Triage warrants to purchase BI common stock with the following terms:

# of shares of

Warrants

Common Stock

Exercise Price

Term

A Warrants

750,000

$1.60

1 year after

registration

B Warrants

750,000

$1.75

1 year after

registration

C Warrants

2,000,000

$2.10

18 months

after registration

D Warrants

2,000,000

$3.00

2 years after

registration

The Corporation agrees to complete the CONVERTIBLE NOTE SECURITY documents with in 5 days of the LETTER OF UNDERSTANDING.

Dated 25th day of September 2006.

/s/ Rodney M. Tiede

Broadcast International

Rodney M Tiede

President/CEO